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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-58175


                      SUPPLEMENT TO THE PROSPECTUSES OF
          DEAN WITTER HAWAII MUNICIPAL TRUST DATED JANUARY 31, 1997
    DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST DATED FEBRUARY 28, 1997

   On July 28, 1997, certain other open-end investment companies ("Multi-Class Funds") to which Dean Witter InterCapital Inc. serves as investment manager began offering their shares in four classes (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. Each of the Funds listed above (each, a "Fund" and collectively, the "Funds") will continue to offer one class of shares. In order to reflect implementation of this multiple class distribution system, the Prospectus of each Fund is revised as follows:

   Combined Purchase Privilege. Under the section "Purchase of Fund Shares--Reduced Sales Charges," the paragraph describing the Combined Purchase Privilege is restated as follows:

     Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of all shares of the Fund in single transactions with the purchase of Class A shares of any of the open-end investment companies to which InterCapital serves as investment manager ("Dean Witter Funds") that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of other Dean Witter Funds sold with a front-end sales charge ("FESC Funds"). The sales charge payable on the purchase of shares of the Fund, the Class A shares of the Dean Witter Multi-Class Funds and the shares of the other FESC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. Under the section "Purchase of Fund Shares--Reduced Sales Charges," the first paragraph describing the Right of Accumulation applicable to purchases of the Fund's shares is restated as follows:

     Right of Accumulation. The above persons and entities may also benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of all shares of the Fund purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) which are held at the time of such transaction, amounts to $25,000 or more.

   Letter of Intent. Under the section "Purchase of Fund Shares--Reduced Sales Charges," the paragraph describing a Letter of Intent is restated as follows:

     Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of all shares of the Fund from DWR or other Selected Broker-Dealers. The cost of shares of the Fund or shares of any other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or shares of the Fund or other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Exchange Privilege. Shares of the Funds may no longer be exchanged for shares of CDSC funds. Under the section "Shareholder Services--Exchange Privilege" the term "FESC funds" is amended to mean Dean Witter Hawaii Municipal Trust, Dean Witter Multi-State Municipal Series Trust and Class A of the Multi-Class Funds.

   In addition, the following sentence is added to the end of the second paragraph of the same section:

   However, shares of the Fund acquired in exchange for Class A shares of a Dean Witter Multi-Class Fund are subject to the CDSC applicable to the Class A shares of the Multi-Class Fund, if any, upon redemption of the Fund's shares.

July 28, 1997